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                                                                    EXHIBIT 10.3

           [FORM OF STOCK OPTION AGREEMENT -- OFFICERS AND EMPLOYEES]

                          STRATEGIC TIMBER TRUST, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into between Strategic Timber Trust, Inc., a Georgia corporation (the "Company"), and _______________________ ("Optionee").

         THE PARTIES AGREE AS FOLLOWS:

         1.       Grant of Option and Effective Date.

                  1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's 1999 Omnibus Incentive Plan, as amended (the "Plan"), a stock option (the or this "Option") to purchase all or any part of an aggregate of __________________________________________ (______) of the Company's $.01 par
value common shares ("Common Stock") on the terms and conditions set forth herein and in the Plan as in effect on the Effective Date (as defined below), a copy of which is attached hereto as Exhibit A and incorporated in this Agreement. This Option shall not be treated as an incentive stock option under
Section 422 of the Internal Revenue Code (the "Code"), and all provisions of this Agreement shall be construed to effect such intent.

                  1.2 Effective Date. The date this Option is granted is __________________ ("Effective Date").

         2. Exercise Price. The exercise price for the shares of Common Stock covered by this Option shall be __________________________________________
($________) per share ("Exercise Price"), which shall be not less than the fair market value of a share of Common Stock on the Effective Date.

         3. Adjustment and Termination of Options. Subject to the other restrictions in the Plan and this Agreement, the Company shall adjust the number and kind of shares and the Exercise Price thereof proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the Optionee shall be entitled to purchase, at the same times and upon the same terms and conditions as are provided in this Agreement, the number and class of shares of stock or other securities to which a holder of the number of shares of Common Stock subject to the Stock Option



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at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the stock or all or substantially all of the assets of the Company, a direct or indirect merger or consolidation in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Option shall terminate except to the extent that another corporation assumes such Option or substitutes another option or stock incentive therefor.

         4.       Exercise of Options.

                  4.1      When Exercisable.

                           (a)      Rate of Exercise.  Optionee shall not be
vested with the right to exercise this Option to purchase any shares of Common Stock ("Shares") until ________________ after the Effective Date. Subject to the other restrictions in the Plan and this Agreement, Optionee shall acquire the vested right to exercise this Option to purchase:

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                           (b)      Partial Exercise.  Subject to the other
restrictions in the Plan and this Agreement, this Option may be exercised for all or a part of the Shares with respect to which this Option is exercisable under Section 4.1(a).

                  4.2      Method of Exercise; Withholding. Subject to Section
4.1 and the other restrictions in the Plan and this Agreement, this Option is exercisable from time to time by the Optionee, who shall complete, execute and deliver to the Company a Form of Exercise of Stock Option (the "Form") in a form established by the Company from time to time. Except as otherwise provided in the Plan, the Form shall be accompanied by payment in full for the stock to be purchased. Payment of the purchase price may be made by delivery of Common Stock valued at its fair market value on the date of delivery. Upon due exercise of the Option, subject to the terms and conditions in this Agreement and the Plan, the Company shall issue in the name of Optionee and deliver to him certificate(s) for the Shares in respect of which the Option shall have been exercised, but no Shares will be issued until arrangements satisfactory to the Company have been made for appropriate income tax withholding.

                  4.3 Exercise After Termination of Employment. Upon any termination of employment of Optionee for any reason other than for cause (as defined below), death or disability, this Option may, to the extent exercisable, be exercised within three months after the date of such employment termination. Upon any termination of employment of Optionee by reason of disability,


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within the meaning of Section 22(e)(3) of the Code or any successor provision, this Option may, to the extent exercisable, be exercised within twelve months after the date of such employment termination. If Optionee dies, this Option may, to the extent exercisable, be exercised by a legatee or legatees of the Optionee under the Optionee's last will, or by the Optionee's personal representatives or distributees, within twelve months after the Optionee's death. This Section 4.3 shall not extend the term of this Option specified in
Section 4.4. For purposes of this Section 4.3, the employment of Optionee shall not be deemed terminated so long as Optionee is employed by the Company, by a subsidiary of the Company or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed this Option in a transaction to which Section 424(a) of the Code or any successor provision is applicable. For purposes of this Section 4.3, the extent to which this Option is exercisable shall be determined as of the date of termination of employment.

                  4.4      Option Term.

                           (a)      Termination for Cause.  The Option shall
terminate immediately upon termination by the Company or any subsidiary of the Company of the employment of Optionee for "cause." For purposes of this Agreement, the term "cause" shall be deemed to mean (i) habitual neglect by Optionee of his employment-related duties, with "habitual neglect" meaning neglect which occurs again after one written warning from the Company or any subsidiary of the Company specifying such neglect and after Optionee's failure within a reasonable time (defined for the purposes of this Section 4.4(a) as the earlier of two weeks or 10 business days) thereafter to correct the problem;
(ii) habitual use of alcohol or drugs; or (iii) indictment for a felony or for a misdemeanor or other illegal conduct involving dishonesty or fraud.

                           (b)      Termination for Breach.  The Option shall
terminate upon the expiration of a 30-day period from the date of written notice to Optionee of a material breach or default by him of any provision of any agreement between Optionee and the Company or any subsidiary of the Company unless such breach or default is remedied within such 30- day period, and no Option shall be exercisable during any period within which any such material breach or default is unremedied.

                           (c)      Other Termination.  In addition to the
foregoing provisions of this Section 4.4, the Option shall not be exercisable after the earliest of (i) a dissolution or liquidation of the Company, a sale of all or substantially all of the stock or all or substantially all of the assets of the Company, a direct or indirect merger or consolidation in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, or any other transaction having a similar result or effect, except to the extent that another corporation assumes the Option or substitutes another option therefor; or (ii) ten years from the Effective Date.

         5. Non-transferability of Options. The Option shall not be transferable or assignable except upon Optionee's death by will or the laws of descent and distribution and shall be exercisable, during Optionee's lifetime, only by Optionee.

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         6. Purchase for Investment; Other Representations of Optionee; Legends.
If the offering of Shares with respect to which the Option is being exercised is not registered under the Securities Act of 1933, as amended (the "Act"), but an exemption is available that requires an investment representation or other representation, Optionee, if electing to purchase Shares, will be required to represent that such Shares are being acquired for investment and not with a view to distribution thereof, and to make such other representations as are deemed necessary by counsel to the Company. Stock certificates evidencing such unregistered Shares that are acquired upon exercise of the Option shall bear restrictive legends in substantially the following form and such other restrictive legends as are required or advisable under the provisions of any applicable laws:

                  The shares represented by this stock certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities laws and shall not be transferred at any time in the absence of (i) an effective registration statement under the Act and applicable state securities laws with respect to such Shares at such time; or (ii) an opinion of counsel satisfactory to the Company and its counsel, to the effect that such transfer at such time will not violate the Act or any applicable state securities laws.

         7. Restriction on Issuance of Shares. The Company shall not be obligated to sell or issue any Shares pursuant to this Agreement if such issuance would result in the violation of any laws, including the Act or any applicable state securities laws. If at any time the Company shall determine that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the purchase or delivery of the Shares, the delivery of any or all Shares may be withheld unless and until such listing, registration or qualification shall have been effected.

         8. Rights as a Stockholder. Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for such Shares. Subject to Section 3, no adjustment shall be made by reason of any dividends, distributions or other rights granted to stockholders for which the record date is prior to the date such stock certificate is issued.

         9. No Employment Rights. This Agreement shall not confer upon Optionee any right with respect to the continuance of employment by the Company or any subsidiary.

         10. Severability. In the event that any court of competent jurisdiction shall determine that any provision of this Agreement is invalid, such determination shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

         11. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia.

         12. Notices. All notices and other communications under this Agreement shall be in

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writing, and shall be deemed to have been duly given on the date of delivery if delivered personally or when received if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, to the following address, or any other address specified by notice duly given:

         To Optionee at:
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         To the Company at:      Strategic Timber Trust, Inc.
                                 5 North Pleasant Street
                                 New London, New Hampshire 03257
                                 Attention:  President

         13. Counterparts; Copies. This Agreement may be signed by each party upon a separate copy and in such case one counterpart of this Agreement shall consist of enough copies to reflect the signature of each party to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

         DULY EXECUTED and delivered by the parties to this Agreement, effective as set forth above.


                                    STRATEGIC TIMBER TRUST, INC.


                                    By:
                                       --------------------------------------
                                    Title:
                                          -----------------------------------


                                    OPTIONEE:


                                    -----------------------------------------
                                    [Signature of Optionee]


                                    Name:
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                                                     [Please Print]



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